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                                                                   Exhibit 10.13
                             FIRST AMENDMENT TO THE
                              AMENDED AND RESTATED
                     HEALTH CARE AND RETIREMENT CORPORATION
                        SENIOR EXECUTIVE RETIREMENT PLAN

In the exercise of the powers and authority conferred upon and reserved to Health Care and Retirement Corporation of America under and by virtue of Section
11.01 of the Amended and Restated Health Care and Retirement Corporation Senior Executive Retirement Plan, hereinafter called the "Plan", Health Care and Retirement Corporation of America hereby amends said Plan in the manner and to the extent set forth herein:

1.       Section 2.01 of the Plan is amended to read as follows:

         "2.01 Eligible Participants.
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                  Designated Corporate Officers and other designated Salary
         Employees of the Company who are designated by the President of the Company to participate in the Plan shall be Participants in the Plan. Corporate Officers who were Participants in the Plan as of January 1, 1998 shall continue to be Participants in the Plan without designation."

2.       Section 2.02 of the Plan is amended to read as follows:

         "2.02 Applicable Interest RateCorporate Officer.
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                  The term "Corporate Officer" shall mean an officer of the
         Company who is chosen by the Board of Directors of the Company to hold an executive position in the Company."

3. The amendments set forth in this First Amendment shall be effective January 1, 1998.

4.       The Plan, as amended, shall continue in full force and effect.



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IN WITNESS WHEREOF, Health Care and Retirement Corporation of America has caused this First Amendment to the Amended and Restated Health Care and Retirement Corporation Senior Executive Retirement Plan to be executed by a duly authorized officer as of the 1st day of January, 1998.

                                              HEALTH CARE AND RETIREMENT
                                              CORPORATION OF AMERICA

                                              By_______________________________
                                               PRESIDENT

ATTEST:

By____________________________
    SECRETARY